UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2024

Clover Leaf Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40625	85-2303279
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1450 Brickell Avenue, Suite 1420 Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

(305) 577-0031

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value and one Right to receive one-eighth (1/8) of one share of Class A Common Stock upon the consummation of an initial business combination	CLOEU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	CLOE	The Nasdaq Stock Market LLC
Rights, every eight (8) rights entitles the holder to receive one share of Class A Common Stock upon the consummation of an initial business combination	CLOER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Amendment to Merger Agreement

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Clover Leaf Capital Corp., a Delaware corporation (together with its successors, “Clover Leaf”) on June 1, 2023 (the “June 2023 8-K”), on June 1, 2023, Clover Leaf entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CL Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of Clover Leaf, Yntegra Capital Investments LLC, a Delaware limited liability company, in the capacity as the representative from and after the Effective Time (as defined in the Merger Agreement) for the stockholders of Clover Leaf (other than Digital Ally (as defined below) as of immediately prior to the Effective Time and its successors and assignees) in accordance with the terms and conditions of the Merger Agreement (the “Purchaser Representative”), Kustom Entertainment, Inc., a Nevada corporation with a focus and mission to own and produce events, festivals, and entertainment alongside its evolving primary and secondary ticketing technologies (“Kustom Entertainment”), and Digital Ally, Inc., a Nevada corporation and the sole stockholder of Kustom Entertainment (“Digital Ally”) (all of the transactions contemplated by the Merger Agreement, including the issuances of securities thereunder, the “Business Combination”).

On June 24, 2024, the parties to the Merger Agreement entered into the First Amendment to Merger Agreement (the “First Amendment”), pursuant to which the Outside Date (as defined in the Merger Agreement) was extended from July 22, 2024 to August 30, 2024.

A copy of the First Amendment is filed with this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the First Amendment is qualified in its entirety by reference thereto.

Second Amendment to Lock-Up Agreement

As previously disclosed in the June 2023 8-K, simultaneously with the execution and delivery of the Merger Agreement, Clover Leaf, Digital Ally, and the Purchaser Representative entered into a Lock-Up Agreement (the “Lock-Up Agreement”), pursuant to which Digital Ally agreed to certain transfer restrictions, with such restrictions applying to eighty-five percent (85%) of the shares of Clover Leaf Class A common stock, par value $0.0001 per share (the “Clover Leaf Class A Common Stock”) to be received by Digital Ally as merger consideration in connection with the Business Combination (“Merger Consideration”). On June 24, 2024, the parties to the Lock-Up Agreement entered into the Second Amendment to Lock-Up Agreement (the “Second Lock-Up Amendment”), pursuant to which the amount of securities subject to the Lock-Up Agreement was reduced from eighty-five percent (85%) to between seventy percent (70%) and eighty percent (80%) of Clover Leaf Class A Common Stock received by Digital Ally as Merger Consideration, with the specific amount of securities subject to the Lock-Up Agreement set at the maximum amount in the range that ensures the satisfaction of the relevant closing condition in the Merger Agreement, as determined by Digital Ally in its reasonable discretion, subject to the approval of Clover Leaf.

A copy of the Second Lock-Up Amendment is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Second Lock-Up Amendment is qualified in its entirety by reference thereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Merger, dated as of June 24, 2024, by and among Clover Leaf Capital Corp., CL Merger Sub, Inc., Yntegra Capital Investments LLC in the capacity as the Purchaser Representative, Kustom Entertainment, Inc. and Digital Ally, Inc. (incorporated herein by reference to Clover Leaf’s Registration Statement on Form S-4/A filed on June 26, 2024)
10.1	Second Amendment to Lock-Up Agreement, dated June 24, 2024, by and among Clover Leaf Capital Corp., Yntegra Capital Investments LLC in the capacity as the Purchaser Representative and Digital Ally, Inc. (incorporated herein by reference to Clover Leaf’s Registration Statement on Form S-4/A filed on June 26, 2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information and Where to Find It

In connection with the proposed business combination between Clover Leaf and Kustom Entertainment (the “Business Combination”), Clover Leaf has filed a proxy statement and registration statement on Form S-4 (the “Proxy/Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which includes a preliminary proxy statement to be distributed to holders of Clover Leaf’s common stock in connection with Clover Leaf’s solicitation of proxies for the vote by Clover Leaf’s stockholders with respect to the Business Combination and other matters as described in the Proxy/Registration Statement, as well as, a prospectus relating to the offer of the securities to be issued to Kustom Entertainment’s stockholder in connection with the Business Combination. After the Proxy/Registration Statement has been declared effective by the SEC, Clover Leaf will mail a definitive proxy statement to its stockholders. Before making any voting or investment decision, investors and security holders of Clover Leaf and other interested parties are urged to read the proxy statement and/or prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Business Combination and the parties to the Business Combination. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Clover Leaf through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: 1450 Brickell Avenue, Suite 1420, Miami, FL 33131.

Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955. These forward-looking statements include, without limitation, the expectations of Digital Ally, Clover Leaf and Kustom Entertainment with respect to the proposed Business Combination between Clover Leaf and Kustom Entertainment, including statements regarding the benefits of the Business Combination, the anticipated timing of the Business Combination, the implied valuation of Kustom Entertainment, the products offered by Kustom Entertainment and the markets in which it operates, and Kustom Entertainment’s projected future results. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of Digital Ally’s, Clover Leaf’s and Kustom Entertainment’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Digital Ally’s and Clover Leaf’s securities, (ii) the risk that the Business Combination may not be completed by Clover Leaf’s business combination deadline, even if extended by its stockholders, (iii) the potential failure to obtain an extension of the business combination deadline if sought by Clover Leaf; (iv) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the agreement and plan of merger (“Merger Agreement”) by the stockholders of Clover Leaf, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the failure to obtain any applicable regulatory approvals required to consummate the Business Combination, (vii) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the Business Combination, (viii) the effect of the announcement or pendency of the Business Combination on Kustom Entertainment’s business relationships, performance, and business generally, (ix) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees, (x) costs related to the Business Combination, (xi) the outcome of any legal proceedings that may be instituted against Kustom Entertainment or Clover Leaf following the announcement of the proposed Business Combination, (xii) the ability to maintain the listing of Clover Leaf’s securities on the Nasdaq prior to the Business Combination, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities, (xiv) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Kustom Entertainment operates, (xv) the risk that demand for Kustom Entertainment’s services may be decreased due to a decrease in the number of large-scale sporting events, concerts and theater shows, (xvi) the risk that any adverse changes in Kustom Entertainment’s relationships with buyer, sellers and distribution partners may adversely affect the business, financial condition and results of operations, (xvii) the risk that changes in Internet search engine algorithms and dynamics, or search engine disintermediation, or changes in marketplace rules could have a negative impact on traffic for Kustom Entertainment’s sites and ultimately, its business and results of operations, (xviii) the risk that any decrease in the willingness of artists, teams and promoters to continue to support the secondary ticket market may result in decreased demand for Kustom Entertainment’s services, (xix) the risk that Kustom Entertainment is not able to maintain and enhance its brand and reputation in its marketplace, adversely affecting Kustom Entertainment’s business, financial condition and results of operations, (xx) the risk of the occurrence of extraordinary events, such as terrorist attacks, disease epidemics or pandemics, severe weather events and natural disasters, (xxi) the risk that because Kustom Entertainment’s operations are seasonal and its results of operations vary from quarter to quarter and year over year, its financial performance in certain financial quarters or years may not be indicative of, or comparable to, Kustom Entertainment’s financial performance in subsequent financial quarters or years, (xxii) the risk that periods of rapid growth and expansion could place a significant strain on Kustom Entertainment’s resources, including its employee base, which could negatively impact Kustom Entertainment’s operating results, (xxiii) the risk that Kustom Entertainment may never achieve or sustain profitability, (xxiv) the risk that Kustom Entertainment may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all; (xxv) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations, (xxvi) the risk that Kustom Entertainment is unable to secure or protect its intellectual property, (xxvii) the risk that the post-combination company’s securities will not be approved for listing on Nasdaq or if approved, maintain the listing and (xxviii) other risks and uncertainties indicated from time to time in the proxy statement and/or prospectus to be filed relating to the Business Combination. There may be additional risks that Digital Ally and Kustom Entertainment presently do not know or that Digital Ally and Kustom Entertainment currently believe are immaterial that could also cause results to differ from those contained in any forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Digital Ally, Kustom Entertainment and Clover Leaf assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors, with respect to the proposed Business Combination, and the other risks and uncertainties described and to be described in the “Risk Factors” section of Clover Leaf’s Annual Report on Form 10-K filed for the year ended December 31, 2023 filed with the SEC on March 22, 2024 and subsequent periodic reports filed by Clover Leaf with the SEC, the Proxy/ Registration Statement and other documents filed or to be filed by Clover Leaf from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements with respect to the proposed Business Combination. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements with respect to the proposed Business Combination, and neither Kustom Entertainment nor Clover Leaf assume any obligation to, nor intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither Kustom Entertainment nor Clover Leaf gives any assurance that either Kustom Entertainment or Clover Leaf, or the combined company, will achieve its expectations.

Participants in the Solicitation

Clover Leaf and Kustom Entertainment and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies from the stockholders of Clover Leaf with respect to the Business Combination. Information about the directors and executive officers of Clover Leaf is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on March 22, 2024. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and/or prospectus and other relevant materials to be filed with the SEC regarding the Business Combination when they become available. Stockholders, potential investors and other interested persons should read the proxy statement and/or prospectus carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clover Leaf Capital Corp.

Date: June 28, 2024	By:	/s/ Felipe MacLean
	Name:	Felipe MacLean
	Title:	Chief Executive Officer

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